Exhibit 10.2

Execution Version

LIMITED GUARANTY AGREEMENT

(COLLECTION)

1847 HOLDINGS LLC

THIS LIMITED GUARANTY AGREEMENT (COLLECTION) (as amended, restated, supplemented or otherwise modified from time to time, this “Limited Guaranty”) is made this 11th day of September, 2023, by 1847 HOLDINGS LLC, a Delaware limited liability company (“Limited Guarantor”), in favor of AB LENDING SPV I LLC, a Delaware limited liability company d/b/a Mountain Ridge Capital (together with its successors and assigns, “Lender” or the “Guaranteed Party”).

RECITALS:

WHEREAS, Lender has entered into that certain Amended and Restated Credit and Security Agreement dated September 11, 2023 (as the same may be amended, restated, supplemented or otherwise modified from time to time, collectively, the “Agreement”) with ICU EYEWEAR, INC., a California corporation, ICU EYEWEAR HOLDINGS, INC., a California corporation, and 1847 ICU HOLDINGS INC., a Delaware corporation (together with each Person that joins the Agreement as a Borrower, each a “Borrower” and collectively the “Borrowers”), and each of the other Loan Parties from time to time party thereto, pursuant to which Lender may make loans or other extensions of credit from time to time to Borrowers on the terms and subject to all of the conditions set forth in the Agreement. Capitalized terms used in this Limited Guaranty, unless otherwise defined herein, shall have the meaning ascribed to them in the Agreement;

WHEREAS, Limited Guarantor, directly or indirectly through one or more Subsidiaries, owns one hundred percent (100%) of the outstanding equity Interests of Borrowers; and

WHEREAS, a condition to Lender’s extension of any credit to Borrowers under the Agreement is the execution and delivery of this Limited Guaranty by Limited Guarantor. To induce Lender to extend credit to Borrowers under the Agreement, Limited Guarantor has agreed to execute and deliver and be bound by the terms of this Limited Guaranty.

STATEMENT OF AGREEMENT:

NOW, THEREFORE, in consideration of the agreements and covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Consignee agrees as follows:

1. (a) Subject to the limitations set forth in Sections 1(b) and 1(c) of this Limited Guaranty, Limited Guarantor hereby unconditionally and absolutely guarantees to the Guaranteed Party and its successors and assigns the due and punctual payment, performance and discharge (whether upon stated maturity, demand, acceleration or otherwise in accordance with the terms thereof) of the Loans and all other Obligations of Borrowers to the Guaranteed Party (including any portion thereof nominally held by the Guaranteed Party on behalf of others who have acquired participation interests in any of such Obligations), whether arising under the Agreement or any of the other Loan Documents and regardless of whether recovery upon any of such Loans or other Obligations becomes barred by any statute of limitations, is void or voidable under any law relating to fraudulent obligations or otherwise, or is or becomes invalid or unenforceable for any other reason (all such Loans and other Obligations being hereinafter referred to collectively as the “Guaranteed Obligations”). Without limiting the generality of the foregoing, the term “Guaranteed Obligations” shall include all costs of preserving, protecting, or disposing of the Collateral, all court costs and reasonable attorneys’ fees incurred by the Guaranteed Party in any Insolvency Proceeding of Borrowers or any other Obligor (as hereinafter defined) and any interest, fees or other charges and expenses accruing under any of the Loan Documents in any such Insolvency Proceeding, whether or not any of the same are recoverable from Borrowers or such other Obligor under 11 U.S.C. § 506. As used herein, “Obligor” shall individually and collectively refer to Borrowers and any other Person that is primarily or secondarily liable for the payment of the Obligations and any Person that has conveyed or may hereafter convey any security interest or lien to Lender in any real or personal property to secure payment of the Obligations.

(b) Notwithstanding any other provision herein, this Limited Guaranty is a guaranty of collection, and Limited Guarantor shall have no obligation to make any payment hereunder until (i) the Obligations have been accelerated pursuant to the Agreement, and (ii) the Guaranteed Party has used its best efforts to liquidate all of the Collateral and has liquidated substantially all of the Collateral (an “Enforcement Event”).

(c) In no event, however, shall Limited Guarantor’s liability under this Limited Guaranty exceed the difference between (i) the cost (as calculated in accordance with GAAP to the reasonable satisfaction of the Guaranteed Party) of all Inventory owned by a Borrower that (A) is in the possession of Target and (B) has been included in the Borrowing Base in a Borrowing Base Certificate (collectively, the “Guaranteed Inventory”), and (ii) the proceeds, if any, actually realized from the sale, disposition, liquidation or other recovery of such Guaranteed Inventory and actually received by Lender in connection therewith.

(d) Nothing herein shall be construed to limit whatsoever the Guaranteed Party’s right to demand payment from or sue Limited Guarantor with respect to any claim or cause of action not arising from this Limited Guaranty.

2. LIMITED GUARANTOR HEREBY WAIVES: notice of acceptance hereof; notice of any Loans or other extensions of credit from time to time made by Lender to Borrowers and the creation or existence of any Guaranteed Obligations; notice of the amount of Guaranteed Obligations from time to time, subject to Limited Guarantor’s right to make inquiry of Lender to ascertain the amount of Guaranteed Obligations at any reasonable time; notice of any adverse change in Borrowers’ financial condition or of any other fact which might increase Limited Guarantor’s risk; notice of presentment for payment, demand, protest and notice thereof as to any note or other Instrument; notice of any Default, Event of Default or acceleration and all other notices and demands to which Limited Guarantor might otherwise be entitled under applicable law; any defense that Borrowers may at any time assert based upon the statute of limitations, the statute of frauds, failure of consideration, fraud, bankruptcy, lack of legal capacity, usury, or accord and satisfaction; any defense that other indemnity, guaranty or security was to be obtained; any defense or claim that any person purporting to bind Borrowers to the payment or collection of Guaranteed Obligations did not have actual or apparent authority to do so; any right to contest the commercial reasonableness of the disposition of any or all Collateral; and any defense or claim that any act or failure to act by the Guaranteed Party had the effect of increasing Limited Guarantor’s risk of payment. Limited Guarantor further waives any right Limited Guarantor may have under applicable law to any right to appraisement, valuation, stay of execution, or notice of election to declare due the amount of any Guaranteed Obligations or with regard to Lender’s enforcement of any Lien or other interest the Guaranteed Party may hold in any property of Borrowers, or any of them.

3. If any Enforcement Event shall occur, then, Lender may, without notice to or demand upon Limited Guarantor, make the Guaranteed Obligations immediately due and payable hereunder as to Limited Guarantor, and Lender shall be entitled to enforce the obligations of Limited Guarantor hereunder for the benefit of the Guaranteed Party.

4. The Guaranteed Party shall have a Lien upon or right of set-off to any and all credits and any and all other property of Limited Guarantor, now or at any time whatsoever with or in the possession of the Guaranteed Party or any Person holding for the Guaranteed Party as security for any and all Guaranteed Obligations, no matter how or when arising and whether under this or any other instrument or agreement or otherwise.

5. The obligations of Limited Guarantor under this Limited Guaranty are absolute and unconditional, irrespective of the validity, legality or enforceability of any of the Loan Documents and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of the parties that the obligations of Limited Guarantor hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, Limited Guarantor consents and agrees that, without notice to or by Limited Guarantor and without affecting or impairing the liability or obligations of Limited Guarantor hereunder, the Guaranteed Party may: compromise or settle, extend the period of duration or the time for the payment, discharge or performance of any of the Guaranteed Obligations or increase the amount of the Guaranteed Obligations; refuse to enforce, or release all or any Obligors or other Persons liable for the payment of any of the Guaranteed Obligations; increase, decrease or otherwise alter the rate of interest payable with respect to any of the Guaranteed Obligations or grant other indulgences to Borrowers in respect thereof; amend or modify in any manner, or terminate or release, any Loan Documents or other agreements now or hereafter evidencing, securing or otherwise relating to any of the Guaranteed Obligations (other than this Limited Guaranty); release, surrender, exchange, modify or impair any and all Collateral or other property at any time securing (directly or indirectly) any of the Guaranteed Obligations or on which the Guaranteed Party at any time may have a Lien; extend the time of payment of any Collateral consisting of Accounts, Instruments, Chattel Paper or other rights to the payment of money; refuse to enforce its rights, or make any compromise or settlement or agreement therefor, in respect of any and all of such Collateral and other property, or with any Person liable for any of the Guaranteed Obligations, or with any other Person whatsoever; or release or substitute any one or more of the endorsers or guarantors of the Guaranteed Obligations.

6. The Guaranteed Party shall not be under any obligation to marshal any assets in favor of Limited Guarantor or against or in payment of any or all of the Guaranteed Obligations. Limited Guarantor shall pay all expenses incurred by the Guaranteed Party in connection with enforcement of the Guaranteed Party’s rights under this Limited Guaranty, including court costs, collection charges and other expenses, and reasonable attorneys’ fees. If and to the extent the Guaranteed Party receives any payment on account of any of the Guaranteed Obligations (whether from Borrowers or any other Obligor or from the sale or other disposition of any Collateral) and such payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other Person in any Insolvency Proceeding, then the part of the Guaranteed Obligations intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made. The foregoing provisions of this paragraph shall survive the termination or revocation of this Limited Guaranty.

7. Any and all present and future debts and obligations of Borrowers to Limited Guarantor are hereby postponed in favor of and subordinated to the full payment of the Guaranteed Obligations. The provisions of this Limited Guaranty shall be supplemental to and not in derogation of any rights and remedies of the Guaranteed Party or any affiliate of the Guaranteed Party under any separate subordination agreement that the Guaranteed Party or such affiliate may at any time or from time to time enter into with Limited Guarantor.

8. Limited Guarantor represents, warrants and covenants to the Guaranteed Party, as an inducement to the Guaranteed Party to make Loans or otherwise grant credit to Borrowers under the Loan Documents, that, as of the date of this Limited Guaranty, the fair saleable value of Limited Guarantor’s assets exceeds Limited Guarantor’s liabilities; Limited Guarantor is meeting current liabilities as they mature; there are not now pending any material court or administrative proceedings or undischarged judgments against Limited Guarantor and no federal or state tax Liens have been filed or threatened against Limited Guarantor nor is Limited Guarantor in default or claimed default under any agreement for borrowed money; Limited Guarantor is duly authorized to execute and deliver this Limited Guaranty, and the person signing on its behalf below has been duly authorized to do so by the board of directors (or equivalent governing body) of Limited Guarantor; and this Limited Guaranty is a valid, binding and lawful obligation of Limited Guarantor, enforceable against Limited Guarantor in accordance with the terms hereof. Limited Guarantor shall immediately give the Guaranteed Party written notice of any material adverse change in Limited Guarantor’s financial condition, including litigation commenced, tax liens filed, defaults claimed under Limited Guarantor’s indebtedness for borrowed money or Insolvency Proceedings commenced by or against Limited Guarantor. Limited Guarantor shall at such reasonable times as the Guaranteed Party may request in its sole discretion furnish Limited Guarantor’s current financial statements to the Guaranteed Party and permit the Guaranteed Party or any of its representatives to inspect Limited Guarantor’s financial records and properties and make extracts from such records in order to evaluate the financial condition of Limited Guarantor. Limited Guarantor shall preserve and maintain its limited liability company existence and all of its material rights, privileges and franchises and will not reorganize or consolidate with or merge into any other Person (unless the continuing or surviving Person is acceptable to Lender (in its sole and absolute discretion) and assumes as primary obligor the obligations of Limited Guarantor under this Limited Guaranty, pursuant to documentation in form and substance acceptable to Lender), nor dispose of (whether in one transaction or a series of transactions) all or any substantial part of its property, whether now owned or hereafter acquired.

9. This Limited Guaranty is a primary and original obligation of Limited Guarantor and is an absolute, unconditional and continuing guaranty of collection of all of the Guaranteed Obligations (subject to the limitations set forth hereinabove), and shall remain in full force and effect until all of the Guaranteed Obligations have been paid in full and the Revolving Commitment has been terminated, without regard to future changes in conditions, including change of law or any invalidity or irregularity with respect to the issuance of any obligations of Borrowers to the Guaranteed Party or with respect to the execution and delivery of any agreement between Borrowers and the Guaranteed Party. This Limited Guaranty shall be in addition to any other present or future guaranty or other security for any of the Guaranteed Obligations, shall not be prejudiced or unenforceable by the invalidity of any such other guaranty or security and is not conditioned upon or subject to the execution by any other Person of this Limited Guaranty or any other guaranty or suretyship agreement. Except as expressly set forth herein, the liability of Limited Guarantor under this Limited Guaranty shall not be contingent upon the exercise or enforcement by the Guaranteed Party of any remedies that any or all of them may have against Borrowers or any other Obligor or the enforcement of any Lien or realization upon any Collateral in which the Guaranteed Party may at any time possess a Lien. No payment of any of the Guaranteed Obligations by Borrowers or any other Person, or from the proceeds of any property securing payment of the Guaranteed Obligations, shall reduce or otherwise affect Limited Guarantor’s liability hereunder for the payment of the remaining Guaranteed Obligations.

10. The Guaranteed Party shall have the right to seek recourse against Limited Guarantor to the full extent provided for herein and in any other document or instrument evidencing any obligations of Limited Guarantor to the Guaranteed Party, and against Borrowers to the full extent provided for in any Agreement between the Guaranteed Party and one or more of Borrowers. No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of the Guaranteed Party’s right to proceed in any other form of action or proceeding or against any other Obligor unless the Guaranteed Party has expressly waived such right in writing. No delay or failure by Guaranteed Party in exercising its rights hereunder shall operate as a waiver of such rights.

11. Limited Guarantor is fully aware of the financial condition of Borrowers. Limited Guarantor delivers this Limited Guaranty based solely upon Limited Guarantor’s own independent investigation and in no part upon any representation or statement of the Guaranteed Party with respect thereto. Limited Guarantor is in a position to obtain, and hereby assumes full responsibility for obtaining, any additional information concerning Borrowers’ financial condition as Limited Guarantor may deem material to Limited Guarantor’s obligations hereunder and Limited Guarantor is not relying upon, nor expecting the Guaranteed Party to furnish Limited Guarantor with, any information in the Guaranteed Party’s possession concerning Borrowers’ affairs or financial condition. Limited Guarantor hereby knowingly accepts the full range of risks encompassed within a contract of “guaranty,” which risks include, without limitation, the possibility that Borrowers will contract additional Guaranteed Obligations for which Limited Guarantor may be liable hereunder after Borrowers’ financial condition or ability to pay its lawful debts when they fall due has deteriorated.

12. If for any reason Borrowers have no legal existence or are under no legal obligation to discharge any of the Guaranteed Obligations, or if any of the Guaranteed Obligations have become unrecoverable from Borrowers by reason of any Insolvency Proceeding of Borrowers or by other operation of law or for any other reason, this Limited Guaranty shall nevertheless be binding on Limited Guarantor to the same extent as if Limited Guarantor had at all times been the principal obligor on all such Guaranteed Obligations (subject to the terms, conditions and limitations set forth herein). In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the commencement of any Insolvency Proceeding or for any other reason, all such amounts otherwise subject to acceleration under the terms of any instrument or agreement evidencing or securing the payment of the Guaranteed Obligations or otherwise executed in connection therewith shall be immediately due and payable by Limited Guarantor, subject and up to the limitations set forth herein.

13. To the fullest extent permitted by applicable law, Limited Guarantor waives any right that it may have to terminate or revoke this Limited Guaranty. If notwithstanding the foregoing waiver, Limited Guarantor shall nevertheless have any right under applicable law to terminate or revoke this Limited Guaranty, Limited Guarantor agrees that such termination or revocation shall not be effective as to the Guaranteed Party until a written notice of such termination or revocation, specifically referring to this Limited Guaranty and signed by Limited Guarantor, is actually received by an officer of the Guaranteed Party who is familiar with Borrowers’ account with the Guaranteed Party and this Limited Guaranty; but any such termination or revocation shall not affect or impair the obligation of Limited Guarantor or Limited Guarantor’s successors or assigns with respect to any of the Guaranteed Obligations owing to the Guaranteed Party and existing at the time of the receipt by the Guaranteed Party of such revocation or to arise out or in connection with any transactions theretofore entered into by the Guaranteed Party with or for the account of Borrowers. If the Guaranteed Party makes Loans or grants other extensions of credit to or for the benefit of Borrowers or takes other action after the termination or revocation by Limited Guarantor but prior to the Guaranteed Party’s actual receipt of such written notice of termination or revocation, then the rights of the Guaranteed Party with respect to such Guaranteed Obligations shall be the same as if such termination or revocation had not occurred.

14. Limited Guarantor agrees that all the rights, benefits and privileges herein and hereby conferred upon the Guaranteed Party shall vest in and be enforceable by the Guaranteed Party and its successors and assigns. Limited Guarantor further agrees that all obligations and duties herein shall be binding upon Limited Guarantor and upon Limited Guarantor’s successors and assigns; provided, further, that Limited Guarantor may not assign any of its rights, or delegate any of its obligations, under this Limited Guaranty without the prior written consent of the Lender in its sole and absolute discretion, and any such purported assignment by Limited Guarantor without the written consent of Lender shall be void and of no effect.

15. All sums payable by Limited Guarantor hereunder shall be paid in full and in Dollars, without deduction, offset or counterclaim, and free and clear of any taxes or other charges, all of which will be for the account of, and paid in full when due by, Limited Guarantor.  In the event Limited Guarantor has not paid in Dollars the sums owing to the Guaranteed Party within five (5) Business Days of Guaranteed Party’s written demand therefor (after such sums have become due and payable pursuant to Section 1(b) hereof following the occurrence of an Enforcement Event), then Limited Guarantor will promptly issue and register (or direct its transfer agent to issue and register) in the Limited Guarantor’s share register, in the name of the Guaranteed Party or its designee, the number of shares of common stock of Limited Guarantor equal to the amount of the Guaranteed Obligations then due to the Guaranteed Party under this Guaranty divided by $0.1830 (subject to adjustment for stock splits, stock combinations, recapitalizations and similar transactions) (the “Springing Grant”); provided that, subject to Shareholder Approval (as defined below), to the extent the then-applicable market price of common stock of Limited Guarantor on the closing date prior to the date of such issuance is less than $0.1830 per share, then Limited Guarantor shall increase the number of shares issued to the Guaranteed Party so that the Guaranteed Party will receive shares with an aggregate value equal to the sum needed to satisfy the Guaranteed Obligations in full. For purposes hereof, “Shareholder Approval” means the approval of the holders of a majority of the Limited Guarantor’s then outstanding shares of common stock to permit the issuance of additional shares of common stock as contemplated by the immediately preceding proviso (the “Proviso”) in accordance with Section 7.13 of the NYSE American Company Guide. Notwithstanding anything to the contrary set forth herein, in no event shall the Limited Guarantor issue shares of common stock pursuant to the Proviso until Shareholder Approval shall have been obtained; provided, that, in the event that the Limited Guarantor has failed to obtain Shareholder Approval to issue the additional shares described in the Proviso within five (5) Business Days of the date, if any, on which Guaranteed Party makes written demand for payment of the Guaranteed Obligations, Guarantor shall satisfy the remaining unpaid portion of the Guaranteed Obligations in Dollars (and in any case, Guarantor shall remain liable for such unpaid portion of the Guaranteed Obligations until the same are paid in full). The Limited Guarantor shall hold a special meeting of its members on or before the date that is one hundred twenty (120) calendar days after the date hereof, for the purpose of obtaining Shareholder Approval, with the recommendation of the Limited Guarantor’s Board of Directors that such proposal be approved, and the Limited Guarantor shall solicit proxies from its members in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. In addition, all members of the Limited Guarantor’s Board of Directors and all of the Limited Guarantor’s executive officers shall vote in favor of such proposal, for purposes of obtaining the Shareholder Approval, with respect to all shares of common stock of the Limited Guarantor then held by such Persons. The Limited Guarantor shall use its best efforts to obtain such Shareholder Approval. If the Limited Guarantor does not obtain Shareholder Approval at the first meeting, the Limited Guarantor shall call a meeting as often as possible thereafter to seek Shareholder Approval until the Shareholder Approval is obtained. Limited Guarantor further agrees that, so long as this Limited Guaranty is outstanding, it will (x) have authorized and reserved, free from any preemptive rights, the number of shares of its common stock which would then be required in order to pay the Guaranteed Obligations in full and (y) execute and deliver to the Guaranteed Party, upon the Guaranteed Party’s request and in form and substance reasonably satisfactory to the Guaranteed Party, such other documents as may be required to evidence the Springing Grant (as it may be increased in accordance with this paragraph).

16. Any provision of this Limited Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of such provision in any other jurisdiction. To the extent any performance of this Limited Guaranty would violate any applicable usury statute or other applicable law, the obligation to be fulfilled shall be reduced to the limit legally permitted, so that this Limited Guaranty shall not require any performance in excess of the limit legally permitted, but such obligations shall be fulfilled to the limit of the legal validity. The provisions of the paragraph shall control every other provision of this Limited Guaranty.

17. THIS LIMITED GUARANTY, ALL ACTS AND TRANSACTIONS HEREUNDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES. AS PART OF THE CONSIDERATION FOR THE GUARANTEED PARTY’S MAKING LOANS OR OTHERWISE GRANTING CREDIT TO BORROWERS, LIMITED GUARANTOR HEREBY AGREES THAT ALL ACTIONS, SUITS OR PROCEEDINGS ARISING DIRECTLY OR INDIRECTLY HEREUNDER MAY, AT THE OPTION OF THE GUARANTEED PARTY, BE LITIGATED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND LIMITED GUARANTOR HEREBY EXPRESSLY CONSENTS TO THE JURISDICTION OF SUCH COURTS, AND CONSENTS THAT ANY SERVICE OF PROCESS IN SUCH ACTION OR PROCEEDINGS MAY BE MADE BY PERSONAL SERVICE UPON LIMITED GUARANTOR WHEREVER LIMITED GUARANTOR MAY BE THEN LOCATED, OR BY CERTIFIED OR REGISTERED MAIL DIRECTED TO LIMITED GUARANTOR AT LIMITED GUARANTOR’S LAST KNOWN ADDRESS.

18. This Limited Guaranty expresses the entire understanding of the parties hereto with respect to the subject matter hereof and may not be changed orally, and no obligation of Limited Guarantor can be released or waived by the Guaranteed Party or any officer or agent of the Guaranteed Party, except by a writing signed by a duly authorized officer of Lender.

19. Until all of the Guaranteed Obligations have been paid in full and the Revolving Commitment has been terminated, Limited Guarantor shall have no claim, right or remedy (whether or not arising in equity, by contract or applicable law) against Borrowers or any other Person by reason of Limited Guarantor’s payment or other performance hereunder. Without limiting the generality of the foregoing, Limited Guarantor hereby subordinates to the full and final payment of the Guaranteed Obligations any and all legal or equitable rights or claims that Limited Guarantor may have to reimbursement, subrogation, indemnity and exoneration and agrees that until all of the Guaranteed Obligations has been paid in full and the Agreement has been terminated, Limited Guarantor shall have no recourse to any assets or property of Borrowers (including any assets securing any of the Guaranteed Obligations) and no right of recourse against or contribution from any other Person in any way directly or contingently liable for any of the Guaranteed Obligations, whether any of such rights arise under contract, in equity or under applicable law.

20. As used herein, all references to the term “Limited Guarantor” shall mean Limited Guarantor and Limited Guarantor’s successors and assigns (including any receiver, trustee or custodian for Limited Guarantor or any of its assets or Limited Guarantor in its capacity as Borrowers or Borrowers-in-possession under the Bankruptcy Code); all references to the term “the Guaranteed Party” shall mean the Guaranteed Party and its successors and assigns and all references to the term “Borrowers” shall mean each of the Borrowers and its and their successors and assigns (including any receiver, trustee or custodian for Borrowers or any of its or their assets or Borrowers in their capacity as Borrowers or Borrowers-in-possession under the Bankruptcy Code); all references to the plural shall also mean the singular, and all references to the singular shall also mean the plural; and all references to “include” or “including” shall mean “including, without limitation.”

21. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, LIMITED GUARANTOR AND, BY ITS ACCEPTANCE HEREOF, THE GUARANTEED PARTY, EACH IRREVOCABLY WAIVES ITS RESPECTIVE RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY KIND BROUGHT BY ANY SUCH PERSON AGAINST ANOTHER, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. LIMITED GUARANTOR AND, BY ITS ACCEPTANCE HEREOF, THE GUARANTEED PARTY, EACH AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS LIMITED GUARANTY OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY, WHETHER OR NOT SPECIFICALLY SET FORTH THEREIN.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow.]

IN WITNESS WHEREOF, Limited Guarantor has caused this Limited Guaranty to be duly executed and delivered on the date first written above.

LIMITED GUARANTOR:

1847 HOLDINGS LLC

By:	/s/ Ellery W. Roberts
Name:	Ellery W. Roberts
Title:	Chief Executive Officer

Accepted on September 11, 2023

LENDER: AB Lending SPV I LLC,
a Delaware limited liability company d/b/a Mountain Ridge Capital

By:	/s/ Craig Winslow
Name:	Craig Winslow
Title:	President and CEO

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